                                                                                            Exhibit 10.1

FIRST OMNIBUS AMENDMENT

THIS FIRST OMNIBUS AMENDMENT (this “Amendment”), dated as of October 20, 2006 is entered into by and among CALYON NEW YORK BRANCH (“Calyon”), THE BANK OF NOVA SCOTIA (“Scotia”), ATLANTIC ASSET SECURITIZATION CORP. (“Atlantic”), LIBERTY STREET FUNDING CORP. (“Liberty Street”), UNITED RENTALS RECEIVABLES LLC II (the “SPV”), UNITED RENTALS, INC. (the “Collection Agent”), and UNITED RENTALS (NORTH AMERICA), INC., UNITED RENTALS NORTHWEST, INC., UNITED RENTALS SOUTHEAST, L.P., AND UNITED EQUIPMENT RENTALS GULF, L.P. (collectively, the “Originators”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreements (as defined below).

RECITALS

WHEREAS, the Originators, the Collection Agent and the SPV entered into that certain Purchase and Contribution Agreement, dated as of May 31, 2005 (the “PCA”);

WHEREAS, the SPV, as Seller, the Collection Agent, Atlantic and Liberty Street, as Purchasers, Calyon, as a bank, as purchaser agent for Atlantic and as administrative Agent (a “Bank,” “Atlantic Purchaser Agent” and “Administrative Agent”), and Scotia, as a bank and as purchaser agent for Liberty (a “Bank” and “Liberty Purchaser Agent”), entered into that certain Receivables Purchase Agreement dated as of May 31, 2005 (the “RPA” and together with the PCA, the “Agreements”);

WHEREAS, the parties hereto desire to amend the Agreements as hereinafter set forth;

NOW, THEREFORE, the parties agree as follows:

Section 1.	Amendments to the RPA.

(a) The definition of “Bank Commitment” is hereby amended by deleting the references to “$100,000,000” therein and inserting “$150,000,000” in their place.

(b) The definition of “Comparable Credit Facility” is hereby deleted in its entirety.

(c) The definition of “Facility Termination Date” is hereby deleted in its entirety and replaced with the following:

“Facility Termination Date” means the earliest of (a) October 20, 2011, (b) the date determined pursuant to Section 2.02, (c) the date the Purchase Limit is reduced to zero pursuant to Section 1.01(b) or (d) the date upon which the Credit Agreement is terminated in connection with an Event of Default thereunder.

(d) The definition of “Purchase Limit” is hereby amended by deleting the reference to “$200,000,000” therein and inserting “$300,000,000” in its place.

(e) The definition of “Maximum Funded Debt to Cash Flow Ratio” is hereby amended by deleting the reference to “Maximum.”

(f)  The definition of “Daily Report Trigger Event” is hereby amended by deleting the reference to “Maximum” in clause (b) therein.

(g) Section 4.06(d) is hereby deleted in its entirety and replaced with the following:

(d) Termination of Credit Agreement. The Collection Agent shall notify the Administrative Agent and each Purchaser Agent of the termination of the Credit Agreement by the lenders thereunder as soon as reasonably practicable, but in any event within one (1) Business Day of the earlier of receipt by the Collection Agent or any Originator of notice of such termination and the effectiveness of such termination.

Section 2.	Amendments to the PCA.

(a) The definition of “Facility Termination Date” is hereby deleted in its entirety and replaced with the following:

“Facility Termination Date” means the earliest of (a) October 20, 2011, (b) the date determined pursuant to Section 7.01, (c) the date which the Buyer designates by at least five Business Days notice to the Administrative Agent and each Purchaser Agent and (d) the date upon which the Credit Agreement is terminated in connection with an Event of Default thereunder.

(b) Section 5.01(j)(iii) is hereby deleted in its entirety and replaced with the following:

(iii) notice of the termination of the Credit Agreement by the lenders thereunder as soon as reasonably practicable, but in any event within one (1) Business Day of the earlier of receipt by the Collection Agent or any Originator of notice of such termination and the effectiveness of such termination.

Section 3.	Agreements in Full Force and Effect as Amended

Except as specifically amended hereby, all of the provisions of the Agreements and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

Section 4.	Miscellaneous

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein. This Amendment shall be effective as of the date first written above.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)  This Amendment may not be amended or otherwise modified except as provided in each respective Agreement.

(d) This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 and 5-1402 of the New York General Obligations Law, which shall apply hereto).

The remainder of this page is intentionally left blank.

IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PURCHASERS:                                ATLANTIC ASSET SECURITIZATION CORP.

                By: CALYON NEW YORK BRANCH,
                as Attorney-in-Fact

           By: ______/s/______________
       Name:
       Title:

          By: ______/s/______________
         Name:
        Title:

                 LIBERTY STREET FUNDING CORP.

                By: _______/s/_____________
           Name:
               Title:

PURCHASER AGENTS:                            CALYON NEW YORK BRANCH

              By: _______/s/_____________
         Name:
             Title:

             By: ________/s/____________
            Name:
            Title:

            THE BANK OF NOVA SCOTIA

            By: _________/s/___________
           Name:
           Title:

ADMINISTRATIVE                               CALYON NEW YORK BRANCH
AGENT:
            By: _________/s/___________
           Name:
           Title:

       By: _________/s/___________
          Name:
          Title:

BANKS:                                   CALYON NEW YORK BRANCH

           By: _________/s/___________
          Name:
          Title:

           By: _________/s/___________
          Name:
          Title:

            THE BANK OF NOVA SCOTIA

            By: _________/s/___________
           Name:
       Title:

SPV:                                    UNITED RENTALS RECEIVABLES LLC II

            By: _________/s/___________
           Name:
           Title:

            By: _________/s/___________
           Name:
           Title:

COLLECTION AGENT:                         UNITED RENTALS, INC.

            By: _________/s/___________
           Name:
       Title:

            By: _________/s/___________
           Name:
           Title:

ORIGINATORS:                               UNITED RENTALS (NORTH AMERICA), INC.
            By: _________/s/___________
           Name:
           Title:

               By: ________/s/____________
          Name:
          Title:

            UNITED RENTALS NORTHWEST, INC.

            By: _______/s/_____________
           Name:
           Title:

            By: ________/s/____________
           Name:
           Title:

            UNITED RENTALS SOUTHEAST, L.P.

            By: ________/s/____________
           Name:
           Title:

            By: ________/s/____    ______
           Name:
           Title:

            UNITED EQUIPMENT RENTALS GULF, L.P.

            By: _________/s/___________
           Name:
           Title:

            By: ________/s/____________
           Name:
       Title: